UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

Hi-Crush Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600

Houston, Texas 77056

(Address of Principal Executive Offices and Zip Code)

(713) 980-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol*	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCRSQ	New York Stock Exchange

*	The registrant’s common stock began trading on the OTC Pink Open Market on July 14, 2020 under the symbol “HCRSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on July 12, 2020 (the “Petition Date”), Hi-Crush Inc. (the “Company” or “we”) and each of its direct and indirect wholly-owned domestic subsidiaries (collectively with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On August 15, 2020, the Debtors filed with the Bankruptcy Court the proposed Joint Plan of Reorganization for Hi-Crush Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code, as described below (as amended, modified or supplemented from time to time, the “Plan”). On September 23, 2020, the Bankruptcy Court entered an order confirming and approving the Plan.

Plan of Reorganization

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Pursuant to the Plan:

•

On the effective date of the Plan (the “Effective Date”), the reorganized Debtors will enter into a new credit agreement providing for a new senior secured asset-based revolving loan facility in the aggregate principal commitment amount of $25 million and a $25 million letter of credit sub-limit (the “Exit ABL Facility”), which will refinance and replace the Debtors’ $25 million debtor-in-possession superpriority secured asset-based revolving loan financing facility (the “DIP ABL Facility”), and the letters of credit outstanding under the DIP ABL Facility will be deemed outstanding under the Exit ABL Facility;

•

The Debtors will conduct a $43.3 million rights offering (the “Rights Offering”) to eligible holders of allowed claims arising under and in connection with the Company’s prepetition 9.50% senior notes due 2026 (the “Senior Notes” and such claims, the “Senior Notes Claims”) and eligible holders of allowed general unsecured claims (the “General Unsecured Claims”), pursuant to which such holders will be granted rights to purchase new secured convertible notes (the “New Secured Convertible Notes”);

•	The Rights Offering will be backstopped by certain holders of the Senior Notes or their respective affiliates pursuant to a backstop commitment agreement;

•

The claims arising under the Debtors’ $40 million debtor-in-possession superpriority secured delayed-draw term loan financing facility will be paid in full in cash from the proceeds of the Rights Offering;

•	Under the Plan, certain classes of claims and equity interests will receive the following treatment:

•	Administrative expense claims, priority tax claims, other priority claims, and other secured claims will be paid in full (or receive such other treatment rendering such claims unimpaired);

•

Holders of Senior Notes Claims will receive (a) rights to participate in the Rights Offering (which shall be attached to each allowed Senior Notes Claim and transferable with such allowed Senior Notes Claim as set forth in the procedures governing the Rights Offering, but the rights may only be exercised to the extent the holder is an “Accredited Investor,” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”)) and (b) 100% of the new common stock to be issued by the reorganized Debtors (the “New Common Stock”) shared pro rata with the holders of allowed General Unsecured Claims (subject to dilution on account of (i) the New Common Stock issued upon conversion of the New Secured Convertible Notes, and (ii) the New Common Stock issued to management of the reorganized Debtors under a management equity incentive plan (the “MIP Equity”));

•

Holders of General Unsecured Claims will receive (a) rights to participate in the Rights Offering (which will be attached to each allowed General Unsecured Claim and transferable with such allowed General Unsecured Claim as set forth in the procedures governing the Rights Offering, but the rights may only be exercised to the extent the holder is an Accredited Investor) and (b) 100% of the New Common Stock shared pro rata with the holders of allowed Senior Notes Claims (subject to dilution on account of (i) the New Common Stock issued upon conversion of the New Secured Convertible Notes, and (ii) the MIP Equity); and

•	Existing equity interests in Hi-Crush Inc. will be cancelled and holders of such equity interests will receive no distribution or recovery on account of such equity interests;

•

The composition of the new board of directors of the reorganized Company (the “New Board”) will consist of five (5) directors in total, which will include the Chief Executive Officer of reorganized Company and other directors designated by certain holders of Senior Notes prior to the Effective Date;

•

After the Effective Date, the New Board will adopt a management equity incentive plan for the benefit of the management of the reorganized Debtors (the “MIP”). The MIP Equity issued pursuant to such MIP shall dilute all New Common Stock equally, including the New Common Stock issued upon conversion of the New Secured Convertible Notes after the Effective Date; and

•	The Plan will contain customary releases, exculpations, and injunctions concerning certain parties in interest, as outlined in the Plan.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Although the Debtors intend to pursue the transactions (collectively, the “Transaction”) contemplated in the Plan in accordance with the terms set forth therein, there can be no assurance that the Debtors will be successful in completing the Transaction, whether on the same or different terms.

Any new securities to be issued pursuant to the Plan have not been registered under the Securities Act or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor in this Current Report on Form 8-K a solicitation of consents to or vote to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “will,” “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described under Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and any subsequently filed Form 10-Q or Form 8-K. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward looking statements include: the ability to consummate the plan of reorganization; risks attendant to the bankruptcy process, including our ability to obtain Bankruptcy Court approvals with respect to motions filed in the Chapter 11 Cases, the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to consummate the plan of reorganization; restrictions on us due to the terms of any debtor-in-possession credit facility that we will enter into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court; and the other factors listed in our reports filed with the SEC from time to time. All forward-looking statements are expressly qualified in their entirety by this cautionary note. The Company’s forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Joint Plan of Reorganization for Hi-Crush Inc. and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date: September 29, 2020	By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer

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